Exhibit 99.2

Second Quarter 2011
Supplemental Financial Information

The Company and a joint venture acquired Reveal (formerly Millennium Warner Center), a 438-unit community located in Woodland Hills, California. The property consists of nine floor plans and features two swimming pools, two zen gardens, fitness center, tanning and massage rooms, clubhouse, business center, and two dog runs. Reveal is close to local public transportation and provides residents with easy access to job centers, shopping and entertainment.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results (Dollars in thousands, except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Revenues:
Rental and other property	$115,778	$99,163	$227,866	$198,436
Management and other fees from affiliates	1,420	1,022	2,645	2,500
	117,198	100,185	230,511	200,936

Expenses:
Property operating	40,270	34,817	79,164	68,834
Depreciation	37,510	31,156	74,426	61,539
General and administrative	6,371	6,219	12,486	11,837
	84,151	72,192	166,076	142,210
Earnings from operations	33,047	27,993	64,435	58,726

Interest expense before amortization	(22,710)	(20,161)	(44,518)	(39,758)
Amortization expense	(2,736)	(843)	(5,590)	(2,083)
Interest and other income	2,628	7,085	9,616	14,941
Equity income (loss) in co-investments	726	(360)	(647)	(401)
Loss on early retirement of debt	(253)	(10)	(253)	(10)
Income before discontinued operations	10,702	13,704	23,043	31,415
Income from discontinued operations	5,351	165	5,517	313
Net income	16,053	13,869	28,560	31,728
Net income attributable to noncontrolling interest	(2,304)	(3,844)	(5,851)	(8,034)
Net income attributable to controlling interest	13,749	10,025	22,709	23,694
Dividends to preferred stockholders	(1,475)	(543)	(2,017)	(1,085)

Excess of cash paid to redeem preferred stock and units over the carrying value	(1,949)	-	(1,949)	-
Net income available to common stockholders	$10,325	$9,482	$18,743	$22,609

Net income per share - basic	$0.32	$0.32	$0.59	$0.78

Net income per share - diluted	$0.32	$0.32	$0.59	$0.77

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results Selected Line Item Detail	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands)	2011	2010	2011	2010

Rental and other property
Rental	$107,932	$92,522	$212,384	$185,084
Other property	7,846	6,641	15,482	13,352
Rental and other property	$115,778	$99,163	$227,866	$198,436

Management and other fees from affiliates
Management	$1,222	$972	$2,341	$1,862
Development and redevelopment	198	50	304	638
Management and other fees from affiliates	$1,420	$1,022	$2,645	$2,500

Property operating expenses
Real estate taxes	$10,916	$9,716	$21,595	$19,210
Administrative	8,858	7,687	17,710	15,683
Maintenance and repairs	8,750	7,096	16,634	13,699
Utilities	7,919	7,006	15,977	13,861
Property management fees and insurance	3,827	3,312	7,248	6,381
Property operating expenses	$40,270	$34,817	$79,164	$68,834

General and administrative
General and administrative	$10,599	$9,784	$20,599	$18,909
Allocated to property operating expenses - administrative	(2,936)	(2,573)	(5,856)	(5,123)
Capitalized to real estate	(1,292)	(992)	(2,257)	(1,949)
Net general and administrative	$6,371	$6,219	$12,486	$11,837

Interest and other income
Marketable securities and other interest income	$1,443	$1,863	$2,906	$4,086
Notes receivable	1,185	1,225	2,167	1,814
Gain from sale of marketable securities	-	3,997	4,543	9,041
Interest and other income	$2,628	$7,085	$9,616	$14,941

Equity income (loss) in co-investments
Equity income (loss) from joint ventures	$(688)	$(360)	$(1,827)	$(401)
Income from preferred equity investments	1,414	-	1,180	-
Equity income (loss) from joint ventures	$726	$(360)	$(647)	$(401)

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$987	$798	$1,619	$1,941
DownREIT limited partners' distributions	1,050	1,097	2,119	2,195
Perpetual preferred distributions	75	1,575	1,650	3,150
Third-party ownership interest	192	374	463	748
Noncontrolling interest	$2,304	$3,844	$5,851	$8,034

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations (Dollars in thousands, except share and per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Funds from operations
Net income available to common stockholders	$10,325	$9,482	$18,743	$22,609
Adjustments:
Depreciation	37,510	31,261	74,541	61,748
Gains not included in FFO, net of internal disposition costs (1)	(5,265)	-	(5,265)	-
Noncontrolling interest and co-investments (2)	2,684	1,910	5,937	4,040
Funds from operations	$45,254	$42,653	$93,956	$88,397
FFO per share-diluted	$1.32	$1.34	$2.76	$2.80

Components of the change in FFO
Non-core items:
Acquisition costs (3)	510	-	840	-
Loss on early retirement of debt	253	(10)	253	(10)
Excess of cash paid to redeem preferred stock and units over the carrying value	1,949	-	1,949	-
(Gain) on sales of marketable securities	-	(3,997)	(4,543)	(9,041)
Co-Investment - acquisition fee income	-	-	-	(500)
Funds from operations excluding non-core items	47,966	38,646	92,455	78,846
FFO excluding non-core items per share-diluted	$1.40	$1.22	$2.71	$2.49

Changes in core items:
Same-property NOI	$2,216		$3,355
Non-same property NOI	8,946		15,745
Management and other fees from affiliates	398		645
Equity income (loss) from joint ventures	1,086		(246)
Interest and other income	(460)		(827)
Interest and amortization expense	(4,442)		(8,267)
General and administrative	358		(191)
Other items, net	1,218		3,395
	$9,320		$13,609

Weighted average number of shares outstanding diluted (4)	34,365,418	31,759,956	34,079,471	31,602,019

(1)	Internal disposition costs relate to a disposition incentive program established to pay incremental bonuses for the sale of certain of the Company's communities that are part of the program.
(2)
Amount includes the following adjustments for the three and six months ended June 30, 2011: (i) noncontrolling interest related to Operating Partnership units totaling $1.0 million and $1.6 million, respectively  (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $1.7 million and $4.3 million, respectively.

(3)	Includes $0.3 million for organizational costs related to the formation of the Wesco and Cadence joint ventures.
(4)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2011	December 31, 2010

Real Estate:
Land and land improvements	$823,629	$802,325
Buildings and improvements	3,259,095	3,265,014
	4,082,724	4,067,339
Less: accumulated depreciation	(845,566)	(878,331)
	3,237,158	3,189,008
Real estate under development	191,620	217,531
Co-investments	197,364	107,840
	3,626,142	3,514,379
Cash and cash equivalents	32,847	35,694
Marketable securities	75,673	92,310
Notes and other receivables	49,956	49,444
Other assets	41,237	41,060
Total assets	$3,825,855	$3,732,887

Mortgage notes payable	$1,779,461	$1,832,745
Lines of credit	210,000	426,000
Unsecured bonds	265,000	-
Other liabilities	118,787	109,146
Derivative liabilities	1,506	5,633
Total liabilities	2,374,754	2,373,524

Series G cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Series H cumulative redeemable preferred stock, liquidation value	73,750	-
Series F cumulative redeemable preferred stock, liquidation value	-	25,000
Additional paid-in-capital	1,687,691	1,515,468
Distributions in excess of accumulated earnings	(359,662)	(313,308)
Accumulated other comprehensive (loss) income	(74,918)	(77,217)
Total stockholders' equity	1,326,864	1,149,946
Noncontrolling interest	119,888	205,068
Total stockholders' equity and noncontrolling interest	1,446,752	1,355,014

Total liabilities and equity	$3,825,855	$3,732,887

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - June 30, 2011
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	68%	$1,522,603	5.9%	6.4
Variable rate - secured (1)	11%	256,858	1.9%	17.9
Total mortgage notes payable	79%	1,779,461	5.4%	8.1

Unsecured bonds	12%	265,000	4.5%	6.0

Line of credit - secured (2)(3)	9%	210,000	1.1%
Total debt	100%	$2,254,461	4.6%

Scheduled principal payments (excludes lines of credit)		Weighted Average Interest Rate
2011	$18,989	5.6%
2012	40,339	4.9%
2013	216,658	5.0%
2014	77,952	5.3%
2015	70,967	5.2%
Thereafter	1,619,556	5.0%
Total	$2,044,461	5.0%

Capitalized interest for the three months and six months ended June 30, 2011 was approximately $2.4 million and $4.5 million, respectively.

(1)	$213.0 million of the variable rate debt is tax exempt to the note holders, and $191.9 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Secured line of credit facility is $250 million and matures in December 2013.  This line is secured by eleven of the Company's apartment communities and the underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(3)
The unsecured line of credit facility is $275 million with an accordion to $350 million.  The line matures in December 2011 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 2.1%.  As of June 30, 2011 there was no outstanding balance under this facility.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data - June 30, 2011
(Dollars and shares in thousands, except per share amounts)

Capitalization Data
Total debt	$2,254,461

Common stock and potentially dilutive securities
Common stock outstanding	32,724
Limited partnership units (1)	2,229
Options-treasury method	115
Total common stock and potentially dilutive securities	35,068	Shares

Common stock price per share as of June 30, 2011	$135.29

Market value of common stock and potentially dilutive securities	$4,744,335

Preferred stock	$78,206

Total equity capitalization	$4,822,541

Total market capitalization	$7,077,002

Ratio of debt to total market capitalization	31.9%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended June 30, 2011 and 2010
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2011	2010	% Change	2011	2010	% Change	2011	2010	% Change	2011	2010	2011	2010	% Change

Revenues:
Same-property revenue	$51,780	$50,503	2.5%	$31,254	$29,898	4.5%	$15,314	$14,723	4.0%	$-	$-	$98,348	$95,124	3.4%
Non-same property revenue (2)	4,301	-		5,294	75		4,896	1,994		2,939	1,970	17,430	4,039
Total Revenues	$56,081	$50,503		$36,548	$29,973		$20,210	$16,717		$2,939	$1,970	$115,778	$99,163

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,256	$4,267		$3,001	$3,215		$1,409	$1,489		$-	$-	$8,666	$8,971
Administrative	4,120	3,922		1,848	1,762		1,150	1,083		-	-	7,118	6,767
Maintenance and repairs	3,848	3,378		2,283	2,138		1,316	1,108		-	-	7,447	6,624
Utilities	3,361	3,213		2,128	2,207		1,284	1,193		-	-	6,773	6,613
Management fees and insurance	1,977	1,984		1,111	1,124		711	712		-	-	3,799	3,820
Total same-property operating expenses	17,562	16,764	4.8%	10,371	10,446	-0.7%	5,870	5,585	5.1%	-	-	$33,803	$32,795	3.1%
Non-same property operating expenses (2)	1,929	51		2,080	284		1,566	1,008		892	679	6,467	2,022
Total property operating expenses	$19,491	$16,815		$12,451	$10,730		$7,436	$6,593		$892	$679	$40,270	$34,817

Net operating income (NOI):
Same-property NOI	$34,218	$33,739	1.4%	$20,883	$19,452	7.4%	$9,444	$9,138	3.4%	$-	$-	$64,545	$62,329	3.6%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		1,245	1,171		-	-	1,245	1,171
Acquired communities - 2011	-	-		330	-		-	-		-	-	330	-
Acquired communities - 2010	1,551			2,443			972					4,966	-
Development communities	821	(51)		441	(209)		1,113	(185)		-	-	2,375	(445)
Other real estate assets (1)	-	-		-	-		-	-		2,047	1,291	2,047	1,291
Total non-same property NOI	2,372	(51.00)		3,214	(209)		3,330	986		2,047	1,291	10,963	2,017
Total NOI	$36,590	$33,688		$24,097	$19,243		$12,774	$10,124		$2,047	$1,291	$75,508	$64,346

Same-property operating margin	66%	67%		67%	65%		62%	62%				66%	66%

Annualized same-property turnover percentage	53%	54%		49%	54%		49%	52%				51%	54%

Same-property concessions	$228	$181		$104	$117		$47	$55				$379	$353

Average same-property concessions per turn (3)	$141	$111		$127	$133		$82	$92				$126	$114

Reconciliation of apartment units at end of period

Same-property apartment units	12,175			6,707			4,625					23,507

Consolidated apartment units	13,068	12,334		7,817	6,695		5,979	5,249				26,864	24,278
Joint venture	1,470	748		1,575	1,575		648	642				3,693	2,965
Under development	136	464		873	455		275	295				1,284	1,214
Total apartment units at end of period	14,674	13,546		10,265	8,725		6,902	6,186				31,841	28,457

Percentage of total	45%	48%		33%	30%		22%	22%				100%	100%

Average same-property financial occupancy	96.8%	97.0%		97.2%	97.5%		96.9%	97.3%				96.9%	97.2%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to April 1, 2010 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Six Months ended June 30, 2011 and 2010
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2011	2010	% Change	2011	2010	% Change	2011	2010	% Change	2011	2010	2011	2010	% Change

Revenues:
Same-property revenue	$103,028	$100,996	2.0%	$61,948	$59,884	3.4%	$30,310	$29,635	2.3%		$-	$195,286	$190,515	2.5%
Non-same property revenue (2)	7,676	-		9,917	77		9,656	3,810		5,331	4,034	32,580	7,921
Total Revenues	$110,704	$100,996		$71,865	$59,961		$39,966	$33,445		$5,331	$4,034	$227,866	$198,436

Property operating expenses:
Same-property operating expenses
Real estate taxes	$8,534	$8,539		$6,057	$6,425		$2,888	$2,925		$-	$-	$17,479	$17,889
Administrative	8,043	7,957		3,584	3,545		2,154	2,173		-	-	13,781	13,675
Maintenance and repairs	7,347	6,654		4,357	4,044		2,419	2,142		-	-	14,123	12,840
Utilities	6,774	6,377		4,219	4,376		2,612	2,388		-	-	13,605	13,141
Management fees and insurance	3,958	3,969		2,225	2,244		1,426	1,423		-	-	7,609	7,636
Total same-property operating expenses	34,656	33,496	3.5%	20,442	20,634	-0.9%	11,499	11,051	4.1%	-	-	66,597	65,181	2.2%
Non-same property operating expenses (2)	3,623	51		3,987	284		3,136	1,696		1,821	1,622	12,567	3,653
Total property operating expenses	$38,279	$33,547		$24,429	$20,918		$14,635	$12,747		$1,821	$1,622	$79,164	$68,834

Net operating income (NOI):
Same-property NOI	$68,372	$67,500	1.3%	$41,506	$39,250	5.7%	$18,811	$18,584	1.2%	$-	$-	$128,689	$125,334	2.7%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		2,428	2,327		-	-	2,428	2,327
Acquired communities - 2011	-	-		344	-		-	-		-	-	4,676	-
Acquired communities - 2010	2,998	-		4,676	-		1,881	-		-	-	5,223	-
Development communities	1,055	(51)		910	(207)		2,211	(213)		-	-	4,176	(471)
Other real estate assets (1)	-	-		-	-		-	-		3,510	2,412	3,510	2,412
Total non-same property NOI	4,053	(51)		5,930	(207)		6,520	2,114		3,510	2,412	20,013	4,268
Total NOI	$72,425	$67,449		$47,436	$39,043		$25,331	$20,698		$3,510	$2,412	$148,702	$129,602

Same-property operating margin	66%	67%		67%	66%		62%	63%				66%	66%

Annualized Same-property turnover percentage	47%	50%		43%	47%		42%	46%				45%	48%

Same-property concessions	$471	$484		$247	$264		$102	$113				$820	$861

Average same-property concessions per turn (3)	$165	$164		$169	$170		$107	$109				$156	$155

Average same-property financial occupancy	96.7%	97.1%		97.1%	97.8%		97.0%	97.6%				96.9%	97.4%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2010 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures
S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended June 30, 2011, June 30, 2010 and March 31, 2011
(Dollars in thousands)
		Average Property Rental Rates			June 30, 2011		June 30, 2010
Regions	Units	QTD 2011	QTD 2010	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue Q1 2011	Sequential % Change
Southern California
Los Angeles County	4,140	$1,579	$1,540	2.5%	$20,109	96.9%	$19,573	96.7%	2.7%	$19,833	1.4%
Ventura County	2,898	1,312	1,270	3.3%	11,721	96.9%	11,422	97.6%	2.6%	11,586	1.2%
San Diego County	2,477	1,132	1,102	2.7%	8,655	96.4%	8,367	96.8%	3.4%	8,623	0.4%
Orange County	2,037	1,427	1,411	1.1%	8,898	96.8%	8,820	97.6%	0.9%	8,803	1.1%
Santa Barbara County	347	1,666	1,622	2.7%	1,753	97.9%	1,709	98.0%	2.6%	1,780	-1.5%
Riverside County	276	748	731	2.3%	644	96.8%	612	92.5%	5.2%	623	3.4%
Total same-property	12,175	1,383	1,349	2.5%	51,780	96.8%	50,503	97.0%	2.5%	51,248	1.0%
Los Angeles County	528	1,814			2,075		-
Orange County	365	2,167			2,226		-
Non-same property	893	1,958			4,301		-

Northern California
Santa Clara County	2,448	1,570	1,472	6.7%	11,746	97.3%	11,077	97.9%	6.0%	11,524	1.9%
Contra Costa County	1,720	1,474	1,420	3.8%	7,746	97.2%	7,515	98.0%	3.1%	7,583	2.1%
Alameda County	1,366	1,370	1,322	3.6%	5,900	96.8%	5,659	96.2%	4.3%	5,802	1.7%
San Mateo County	768	1,611	1,540	4.6%	3,837	97.8%	3,688	98.4%	4.0%	3,756	2.2%
San Francisco MSA	175	1,885	1,807	4.3%	969	94.1%	936	95.0%	3.5%	995	-2.6%
Other	230	1,504	1,463	2.8%	1,056	98.1%	1,023	97.1%	3.2%	1,034	2.1%
Total same-property	6,707	1,515	1,444	4.9%	31,254	97.2%	29,898	97.5%	4.5%	30,694	1.8%
Alameda County	171	1,657			850		75
Santa Clara County	939	1,542			4,444		-
Non-same property	1,110	1,559			5,294		75

Seattle Metro
Total same-property	4,625	1,035	998	3.7%	15,314	96.9%	14,723	97.3%	4.0%	14,996	2.1%
Non-same property	1,354	1,146			4,896		1,994

Other real estate assets					2,939		1,970

Total same-property revenue	23,507	$1,352	$1,307	3.4%	$98,348	96.9%	$95,124	97.2%	3.4%	$96,938	1.5%

Total non-same property revenue	3,357	$1,499			$17,430		$4,039

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Six Months ended June 30, 2011 and 2010
(Dollars in thousands)

		Average Property Rental Rates			Year to Date 2011		Year to Date 2010
Region	Units	YTD 2011	YTD 2010	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,140	$1,573	$1,541	2.1%	$39,942	96.5%	$39,142	96.8%	2.0%
Ventura County	2,898	1,305	1,272	2.6%	23,307	96.7%	22,837	97.4%	2.1%
San Diego County	2,477	1,126	1,102	2.2%	17,278	96.6%	16,781	96.8%	3.0%
Orange County	2,037	1,421	1,413	0.6%	17,701	96.8%	17,588	97.4%	0.6%
Santa Barbara County	347	1,663	1,621	2.6%	3,533	98.5%	3,418	98.5%	3.4%
Riverside County	276	743	727	2.2%	1,267	95.3%	1,230	93.9%	3.0%

Total same-property	12,175	1,376	1,350	1.9%	103,028	96.7%	100,996	97.1%	2.0%

Los Angeles County	528	1,731			3,465		-
Orange County	365	2,168			4,211		-
Non-same property	893	1,910			7,676		-

Northern California
Santa Clara County	2,448	1,550	1,472	5.3%	23,270	97.5%	22,138	98.0%	5.1%
Contra Costa County	1,720	1,464	1,421	3.0%	15,329	96.6%	15,049	98.0%	1.9%
Alameda County	1,366	1,361	1,319	3.2%	11,702	96.8%	11,394	97.3%	2.7%
San Mateo County	768	1,595	1,543	3.4%	7,593	97.6%	7,384	98.4%	2.8%
San Francisco MSA	175	1,869	1,818	2.8%	1,964	96.1%	1,870	94.8%	5.0%
Other	230	1,498	1,463	2.4%	2,090	97.4%	2,049	97.8%	2.0%

Total same-property	6,707	1,501	1,445	3.9%	61,948	97.1%	59,884	97.8%	3.4%

Alameda County	171	1,666			1,718		77
Santa Clara County	939	1,428			8,199		-
Non-same property	1,110	1,464			9,917		77

Seattle Metro
Total same-property	4,625	1,024	1,001	2.3%	30,310	97.0%	29,635	97.6%	2.3%

Non-same property	1,354	1,132			9,656		3,810

Other real estate assets					5,331		4,034

Total same-property revenue	23,507	$1,342	$1,308	2.6%	$195,286	96.9%	$190,515	97.4%	2.5%

Total non-same property revenue	3,357	$1,449			$32,580		$7,921

See Company's 10-Q for additional disclosures
S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - June 30, 2011
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location

Santee Village	Los Angeles, CA	73	3,675	$17.7	$4.0	$21.7	Apr-11	Jul-11	Jul-11	Nov-11
Via	Sunnyvale, CA	284	40,000	95.1	17.0	112.0	Jul-09	Oct-11	Jul-11	Mar-12
Bellerive	Los Angeles, CA	63	-	27.0	1.4	28.4	Jul-11	Oct-11	Aug-11	Dec-11
West Dublin	Dublin, CA	309	-	6.3	88.2	94.5	Aug-11	Jun-13	Jun-13	Mar-14
Total - Consolidated Development Projects		729	43,675	146.0	110.6	256.6

Development Projects - Joint Venture
Project Name	Location

Cadence (2)	San Jose, CA	280	-	53.3	82.2	98.6	Aug-11	Jul-13	May-13	Jan-14
Queen Anne (3)	Seattle, WA	275	17,000	22.9	56.2	79.1	May-11	Apr-13	Mar-13	Nov-13
Total - Joint Venture Development Projects		555	17,000	76.2	138.4	177.7

Land Held for Future Development or Sale (4)
Project Name	Location

City Centre	Moorpark, CA	200	-	-	-	-
Main Street (3)	Walnut Creek, CA	48	-	-	-	-
Park Boulevard	Palo Alto, CA	50	-	-	-	-
View Pointe (5)	Newcastle, WA	24	-	-	-	-
Total - Land Held for Future Development or Sale		322	37,000	45.6	-	45.6
Grand Total - Development Pipeline		1,606	97,675	$267.8	$249.0	$479.9

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)
The Company entered into a joint venture development with a third-party in June 2011 to develop this property.  The development has three phases, with phase one currently under development.  $36.9 million of cost incurred to date is related to land allocated to the cost of phases II and III.  The remaining costs relate only to the estimated costs for the completion of phase I. The Company has a 55% interest in this project.

(3)	The Company has entered into two joint venture development agreements with third-parties to develop these properties. The Company has a 50% interest in these two projects.
(4)	The Company owns land in various stages of entitlement that is being held for future development or sale.
(5)	In July, the Company sold the land parcel to a third party for a gain.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - June 30, 2011
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the six months ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	6/30/2011	6/30/2010

Approved - Redevelopment Projects (1)

Marina Cove, Santa Clara, CA	292	$4,629	$5,229	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	1,917	5,968	7,885	Jan-10
Thomas Jefferson, Sunnyvale, CA	156	2,805	6,560	9,365	Sep-10
Total Approved - Redevelopment Projects	564	$9,351	$17,757	27,108

Active - Redevelopment Projects

Seattle Metro
Foothill Commons, Bellevue, WA (2)	388	$23,314	$13,024	$36,338	Jun-07	$1,567	$1,493
Woodland Commons, Bellevue, WA	236	5,499	6,280	11,779	Jun-07	861	834
Total Active - Redevelopment Projects	624	$28,813	$19,304	$48,117		$2,428	$2,327

(1)	These projects are approved and redevelopment activities have commenced, but as of Q2 2011 the communities have stabilized operations, and therefore are classified in same-property operations.
(2)	During the third quarter 2009, the Company completed the construction of 28 additional apartment homes.

Non-revenue Generating Capital Expenditures	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010

Non-revenue generating capital expenditures	$4,778	$2,933	$10,109	$8,207	$7,095
Average apartment units in quarter	26,944	26,888	26,242	25,005	24,278
Capital expenditures per apartment unit in quarter	$177	$109	$385	$328	$292
Capital expenditures per apartment unit-trailing four quarters	$966	$1,054	$1,116	$1,196	$1,142

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - June 30, 2011 (Dollars in thousands)	Essex Book	Total Undepreciated		Debt	Maturity		Property Revenue for the six months ended			NOI for the six months ended
	Value	Book Value	Units	Amount	Date		2011	2010	% Change	2011	2010	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$23,706	Dec-2013
Studio 40-41, Studio City, CA			149	28,300	Apr-2012
Cielo, Chatsworth, CA			119	16,489	Jun-2012	(2)
Renaissance, Los Angeles, CA			168	25,000	Jun-2013
Total Southern California			748	93,495			$6,789	$6,616	2.6%	$4,040	$3,870	4.4%
Northern California
Alderwood Park, Newark, CA			96	6,666	Jun-2015
Carlmont Woods, Belmont, CA			195	12,075	Dec-2013
Davey Glen, Belmont, CA			69	6,593	Aug-2016
Enclave, San Jose, CA			637	15,142	Jan-2018
Enclave, San Jose, CA			-	60,000	Dec-2029
Harbor Cove, Foster City, CA			400	32,559	Dec-2013
Regency Tower, Oakland, CA			178	10,378	Mar-2014
Total Northern California			1,575	143,413			13,738	13,301	3.3%	8,548	8,382	2.0%
Seattle Metro
Eastlake 2851, Seattle, WA			133	17,151	Jan-2012	(2)
Echo Ridge, Snoqualmie, WA			120	12,451	Sep-2014
Morning Run, Monroe, WA			222	12,890	Oct-2014
Tower @ 801, Seattle, WA			173	18,113	Aug-2014
Total Seattle Metro			648	60,605			4,954	4,696	5.5%	2,952	2,815	4.9%

Total - Operating Communities			2,971	297,513			$25,481	$24,613	3.5%	$15,540	$15,067	3.1%

Total Fund II		$596,545	2,971	$297,513			$25,481	$24,613		$15,540	$15,067

Wesco I, LLC (Wesco) (3)
Arbors at Parc Rose, Oxnard, CA		$92,035	373	$59,903	Jul-2021		$1,129	$-		$749	$-

Essex Skyline at MacArthur Place (4)		$134,282	349	$79,180	Jul-2014		$4,623	$177		$2,048	$(518)

Preferred Equity Interests (5)		$313,661	1,851	$221,742	various

Queen Anne (6)		$35,432	275	$-

Cadence (7)		$53,305	280	$-

	$196,725	$1,225,260	6,099	$658,338
Other (8)	639
Total - Co-investments	$197,364

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The construction loans have one-year extensions, exercisable at Fund II's option.
(3)	The Company has a 50% interest in Wesco and the Company may earn promote income if the co-investment exceeds certain financial benchmarks
(4)
The Company has a 47% effective interest and a 50% voting interest in this co-investment located in Santa Ana, California, and the Company may earn promote income if the co-investment exceeds certain financial return benchmarks.

(5)
The Company has preferred equity interest investments that earn preferred returns including: 1) a $11.6 million investment secured by one community located in Anaheim, CA, earning 13% per annum for the first five years and the preferred return increases to 15% thereafter, 2) a $9.6 million aggregate investment in two communities located in Los Angeles, CA, earning 9% per annum for the first five years and the preferred returns increase to a minimum of 10% and a maximum of 12.5% for years six through ten, and 3) a $13.0 million investment secured by one community located in Los Angeles, CA, earning 10% per annum for five years.  The loan to value for these investments range from 60% to 80%.

(6)	The Company has a 50% interest in this co-investment, which is a development project located in Seattle, Washington.
(7)	The Company has a 55% interest in this co-investment, which is a development project located in San Jose, California.
(8)	The other co-investment relates to a real estate technology investment.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - June 30, 2011
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of June 30, 2011				Operations for the six months ended June 30, 2011

	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$13,044	$10,750	$1,859	105,133	$1,425	$623	$802
Barkley Apartments	8,865	17,125	1,992	76,205	1,204	437	767
Brentwood	14,511	19,756	2,568	58,884	1,201	337	864
Brookside Oaks	33,464	20,422	2,645	86,395	1,503	416	1,087
Capri at Sunny Hills	16,645	18,272	3,394	162,890	1,155	322	833
Hidden Valley (2)	37,514	31,470	6,089	62,647	2,531	815	1,716
Highridge Apartments	29,458	44,807	4,038	278,158	2,869	674	2,195
Montejo Apartments	8,466	13,649	1,216	29,319	889	247	642
Thomas Jefferson	28,667	18,924	6,503	58,307	1,392	455	937
Treehouse Apartments	11,745	17,713	2,951	67,728	1,179	330	849
Valley Park Apartments	14,720	23,173	304	34,564	1,392	301	1,091
Villa Angelina Apartments	18,951	28,251	2,421	51,931	1,835	478	1,357

	$236,050	$264,312	35,980	1,072,161	$18,575	$5,435	$13,140

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$110,107	-	21,078		$6,834	$2,565	$4,269
Joint Ventures - Development (4)	$26,800	$9,775	5,790
Joint Ventures - Retail (5)	$19,110	$10,500	800		$406	$122	$284
Operating Limited Partnership Units			56,240
Total Noncontrolling Interest			$119,888

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development in which the Company has a 50% interest.
(5)	The Company owns a retail center located in Santa Clara, CA with a joint venture partner whose interest is $0.8 million, which the Company has the option to purchase in 2011.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - June 30, 2011
(Dollars in thousands)

Income from Discontinued Operations

For the quarter ended June 30, 2011, the Company sold Woodlawn Colonial.  No communities were sold or held for sale for the quarter and six months ended June 30, 2010.

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Rental revenues	$134	$450	$595	$884
Property operating expenses	(48)	(180)	(228)	(362)
Depreciation and amortization	-	(105)	(115)	(209)
Income from real estate sold	86	165	252	313
Gain on sale, net of internal disposition costs	5,265	-	5,265	-
Income from discontinued operations	$5,351	$165	$5,517	$313

Shares Outstanding and Potentially Dilutive Securities

	Q2 2011 Weighted Avg.	Actual As of 6/30/11	YTD 2011 Weighted Avg.
Common Shares	32,040,904	32,724,235	31,754,949
Stock Options	94,160	114,925	89,053
Weighted Avg. Shares Diluted - EPS	32,135,064	32,839,160	31,844,002
Operating Limited Partnership Units	2,230,354	2,228,730	2,235,469
Weighted Avg. Shares Diluted - FFO	34,365,418	35,067,890	34,079,471

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Assumptions for Midpoint of 2011 FFO Guidance
Q2 2011 Earnings Results Supplement

		($'s in thousands, except share and per share data)
		Actual 2010		Per Share	Guidance 2011		Per Share	% Change
Net Operating Income ("NOI")
Same-Property NOI for 2010	(1)		$40,343
External growth communities stabilized as of January 1, 2010
2009 Acquisitions			1,116
2009 Stabilized development communities			6,515
Same-property apartment communities			$47,974			$262,733		6.0%

Development communities			2,111		(2)	10,400
Redevelopment communities			4,617			5,100
Newly acquired communities - 2010			4,601		(2)	20,600
Newly acquired communities - 2011			-		(3)	1,900
Commercial leasing and other operating activity			5,312		(4)	7,000
Discontinued operations			1,060			367
Total NOI from consolidated communities			$65,675			$308,100

Management Fees		$	,051			$5,600

Capital Markets Activities
Interest and amortization expense, before capitalized interest			$97,085			$(111,200)
Projected interest capitalized			9,500			8,400
Net interest expense			(87,585)			(102,800)

Recurring Income and Expenses
Interest and other income			$2,089			$10,500
Income from co-investments			3,397		(5)	9,700
General and administrative expenses			(22,585)			(23,500)
Preferred dividends and non-controlling interests			(14,247)			(12,600)
			(21,346)			(15,900)
Non-Core Income and Expenses
Gains on sales of marketable securities			$2,491			$4,543
Acquisition costs			(1,250)			(1,200)
Other non-core items, net			(668)			(2,202)
	(6)		10,573		(6)	1,141

Funds from Operations			$71,368	$5.35		$196,141	$5.66	5.7%

Funds from Operations excluding non-core items			$60,795	$5.02		$195,000	$5.62	12.0%

Weighted average shares outstanding			32,028,269			34,680,000

(1)	NOI related to the sale of Woodlawn Colonial has been reclassed from same-property operations to discontinued operations for 2010 and 2011.
(2)
During 2011, the lease-up activity at Allegro, Anavia, 416 on Broadway, Muse, Essex Skyline at MacArthur Place, Santee Village, Via, and Bellerive has or will negatively impact NOI and equity income from co-investments by approximately $.05 in Q1, $.03 in Q2 and Q3, and $.02 in Q4 per diluted share.

(3)	The amount includes the net operating income for Family Tree, Santee Village and Bellerive.
(4)	The amount includes NOI from the retail center located in Santa Clara, California acquired in April 2011 as a future development site.
(5)	The amount includes the income for the 2011 preferred equity investments.
(6)	These items are considered non-core items to calculate Core FFO.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

MSA Level Forecasts 2011: Supply Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	1,650	0.4%	3,700	0.5%	28,000	2.0%	9.00%	95.50%

San Francisco	400	0.1%	300	0.1%	8,500	0.9%	8.50%	96.25%
Oakland	1,100	0.4%	1,500	0.2%	9,500	1.0%	6.50%	95.75%
San Jose	1,200	0.6%	700	0.2%	18,000	2.1%	12.00%	97.00%
No. Cal.	2,700	0.3%	2,500	0.2%	36,000	1.3%	8.7%	96.3%

Ventura	100	0.2%	200	0.1%	2,000	0.7%	4.50%	95.50%
Los Angeles	2,100	0.2%	2,000	0.1%	20,000	0.5%	5.25%	95.00%
Orange	800	0.2%	1,400	0.2%	16,000	1.2%	5.75%	95.25%
San Diego	600	0.1%	1,900	0.3%	20,000	1.6%	4.00%	95.25%
So. Cal.	3,600	0.2%	5,500	0.2%	58,000	0.9%	5.0%	95.2%

Weighted Average****	8,450	0.2%	11,700	0.2%	122,000	1.1%	7.5%	95.7%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.:  Q4 '11 vs Q4 '10: 2.0% , Jobs: Q4 '11 vs Q4 '10  1.1%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2011 over the comparable actual figures for Q4 2010.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the Q4 2010 base.

***The Forecast Market Conditions represents Essex's estimates of the change in rents/occupancy rates for Q4  2011.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2011 vs.Q4 2010 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio).  The estimated Year End Occupancy represents Essex's forecast of market occupancy rates for Q4 2011.

****Weighted Average: Markets weighted by units in Essex portfolio.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months June 2011)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q1 2011 est**)	Q1 2011 SF Affordability*	SF Stock 2010	SF Permits Last 12 Months	% of Stock	MF Stock 2010	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Chicago	$155,000	200%	1,951,000	3,863	0.2%	1,493,900	2,386	0.2%	6,249	0.2%
New York PMSA	$439,300	61%	796,000	638	0.1%	3,084,000	7,629	0.2%	8,267	0.2%
Nassau-Suffolk	$372,000	116%	773,000	1,127	0.2%	246,000	357	0.1%	1,484	0.3%
Philadelphia	$199,100	147%	1,652,000	4,743	0.3%	546,100	1,539	0.3%	6,282	0.3%
Boston	$322,100	112%	1,551,000	3,389	0.2%	708,800	2,392	0.3%	5,781	0.3%
Miami/Ft. Lauderdale	$153,600	155%	873,000	3,185	0.4%	987,000	2,702	0.3%	5,887	0.3%
Atlanta	$99,800	319%	1,527,000	6,000	0.4%	571,800	1,412	0.2%	7,412	0.4%
Minneapolis	$140,600	235%	948,000	3,479	0.4%	386,800	1,598	0.4%	5,077	0.4%
Baltimore	$212,600	155%	863,000	3,348	0.4%	286,000	1,285	0.4%	4,633	0.4%
Phoenix	$126,700	206%	1,318,000	6,602	0.5%	418,500	671	0.2%	7,273	0.4%
Portland	$213,400	139%	648,000	2,958	0.5%	254,335	1,263	0.5%	4,221	0.5%
Denver	$223,800	144%	671,000	3,503	0.5%	302,900	1,493	0.5%	4,996	0.5%
Orlando	$119,700	216%	644,000	3,875	0.6%	255,500	1,095	0.4%	4,970	0.6%
Las Vegas	$128,300	194%	629,000	3,839	0.6%	272,700	1,347	0.5%	5,186	0.6%
Wash. D.C. PMSA	$294,800	141%	1,504,000	9,129	0.6%	714,300	6,408	0.9%	15,537	0.7%
Dallas-Ft. Worth	$143,100	200%	1,722,000	13,446	0.8%	744,000	8,034	1.1%	21,480	0.9%
Houston	$148,500	187%	1,388,000	20,168	1.5%	647,700	5,592	0.9%	25,760	1.3%
Austin	$188,200	162%	441,000	5,957	1.4%	214,900	2,916	1.4%	8,873	1.4%
Totals	$220,834	197%	17,948,000	95,386	0.5%	10,641,335	47,733	0.4%	143,119	0.5%

Seattle	$310,300	105%	778,000	4,254	0.5%	411,500	4,150	1.0%	8,404	0.7%

San Francisco	$598,500	65%	378,000	361	0.1%	364,000	1,500	0.4%	1,861	0.3%
Oakland	$445,500	87%	677,000	1,560	0.2%	294,000	1,547	0.5%	3,107	0.3%
San Jose	$545,000	80%	407,000	888	0.2%	216,000	2,620	1.2%	3,508	0.6%

Los Angeles	$299,300	89%	1,956,000	2,358	0.1%	1,472,000	5,932	0.4%	8,290	0.2%
Ventura	$373,300	102%	216,000	280	0.1%	59,300	291	0.5%	571	0.2%
Orange	$441,200	85%	669,000	2,105	0.3%	368,800	2,899	0.8%	5,004	0.5%
San Diego	$374,800	79%	727,000	2,180	0.3%	413,700	1,834	0.4%	4,014	0.4%

No Cal	$512,758	79%	1,462,000	2,809	0.2%	874,000	5,667	0.6%	8,476	0.4%

So Cal	$345,770	87%	3,568,000	6,923	0.2%	2,313,800	10,956	0.5%	17,879	0.3%

ESSEX	$383,053	87%	5,808,000	13,986	0.2%	3,599,300	20,773	0.6%	34,759	0.4%

Permits:  Single Family equals 1 unit, Multi-Family equals 5 or more units.
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac.
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex.
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices -  Q1 2011 National Association of Realtors, DataQuick, Essex.
The required Income is defined such that the mortgage payment is 35% of said income, assuming a 10% down payment and a 30-year fixed mortgage rate (4.84%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Real Estate Information as of August 3, 2011

						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	38
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	48
1	Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	7
	Cadence - Phase I	545 River Oaks Parkway	San Jose	CA	280	249,080			JV-55%
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	11
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	13
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	9
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	11
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	10
1	Family Tree Apartments	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	40
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	36
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	37
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	22
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	38
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	10
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	38
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	23
	Via	315 Tasman Drive	Sunnyvale	CA	284	309,421			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	42
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	22
				13%	4,024	3,396,371
	Alameda County
1	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	1
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	36
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	33
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	36
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	36
1	The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	2
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	24
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	24
				5%	1,811	1,445,605
	Contra Costa County
	West Dublin	6600 Golden Gate Drive	Dublin	CA	309				EPLP
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	8
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	23
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	26
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	26
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	6
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	6
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	40
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	40
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	49
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	63
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	37
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	38
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	48
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	4
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	7
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	9
				1%	230	233,356

42	Total Northern California			30%	9,392	8,006,216				26

1

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	2
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	22
1	416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	2
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	37
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	41
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	24
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	36
	Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296			EPLP
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	43
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	22
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	32
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	20
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	2
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	23
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	23
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	21
1	Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	7
	Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817			EPLP
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	40
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	11
1	Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	0
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	39
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	39
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	39
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	9
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	39
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	2
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	32
1	Allegro	11945 Magnolia Blvd.	Valley Village	CA	96	127,812	2010	2010	EPLP	1
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	47
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	41
1	Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco	1
				18%	5,542	4,866,440
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	26
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	21
1	Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco	10
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	24
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	10
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	37
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	25
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	7
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	40
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	38
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	38
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	24
				11%	3,271	2,980,144

2

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	44
1	CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	49
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965	EPLP	46
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA			2007	1973	EPLP	38
				1%	347	306,608
	Orange County
1	Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343	2010	2009	EPLP	2
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	27
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	42
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	50
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	19
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	37
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	27
1	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714	2010	2010	EPLP	1
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	12
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	26
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	39
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	41
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	41
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700	2001	1970	DownREIT	41
1	Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791	2010	2008	JV- 47%	3
				9%	2,751	2,868,048
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900	2002	1986	EPLP	25
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400	2002	1971	EPLP	40
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	28
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	46
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	48
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000	2002	1969	EPLP	42
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	29
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	35
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	27
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	37
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	39
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	36
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	28
				8%	2,477	1,865,200
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000	2004	1989	Fund II	22
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	23
				2%	588	477,200

75	Total Southern California			48%	14,976	13,363,640				28

3

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200	2005	1984	EPLP	27
1	Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388	2010	2000	EPLP	11
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000	1994	1987	EPLP	24
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300	1990	1978	EPLP	33
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700	1990	1977	EPLP	34
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500	1994	1986	EPLP	25
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300	1990	1978	EPLP	33
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400	2003	1990	EPLP	21
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600	1994	1985	EPLP	26
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100	2000	2000	EPLP	11
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800	1997	1986	EPLP	25
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674	2008	2000	EPLP	11
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700	1999	1999	EPLP	12
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300	1995	1986	EPLP	25
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700	1997	1986	EPLP	25
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300	1997	1990	EPLP	21
1	Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339	2010	1978	EPLP	33
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300	1996	1981	EPLP	30
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786	2005	1991	Fund II	20
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900	1997	1981	DownREIT	30
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900	1998	1998	EPLP	13
1	Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916	2010	1986	EPLP	25
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300	1996	1986	EPLP	25
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200	2004	1997	EPLP	14
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500	2003	1998	EPLP	13
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086	2008	2008	Fund II	3
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000	2000	2000	EPLP	11
1	Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109	2010	2010	JV - 99%	1
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200	2000	1994	EPLP	17
	Queen Anne	100 Republican	Seattle	WA	275	191,290			JV - 50%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806	2007	2006	EPLP	5
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500	2005	1970	Fund II	41
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	1994	1990	EPLP	21
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359	2005	2000	Fund II	11
33	Total Seattle Metropolitan Area			22%	6,627	5,837,363				21

	150	Apartment Communities		100%	30,995	27,207,219
		Apartment Communities Under Construction			1,284	819,608

Avg. square footage	878		Definitions for Property Ownership
			EPLP	The Company has a 100% ownership in the community.
Avg. units per property	207		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
Avg. age of property	25		Wesco	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC which is accounted for using the equity method of accounting.
(1) Includes 203,836 square feet of retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
(2) Includes 66,675 square feet of estimated retail or commercial space
			JV - 99%	The Company has a 99% ownership in this development and is consolidated.
			JV - 85%	The Company has a 85% ownership in this retail center and is consolidated.
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
			JV-55%	The Company has a 55.0% ownership in this community and is consolidated.
			JV - 50%	The Company has a 50% ownership in this community and is not consolidated.
OTHER REAL ESTATE ASSETS			JV- 47%	The Company has a 47% ownership in this community, which is accounted for using the equity method of accounting
Office Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA	38,940	2001	1982	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
Santa Clara Retail	3700 El Camino Real	Santa Clara	CA	139,000	2011	1970	JV - 85%
				354,840

4